                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
       PERFORMANCE OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                       TOP FIVE INDUSTRIES       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      24
             NOTES TO FINANCIAL STATEMENTS      30
            REPORT OF INDEPENDENT AUDITORS      39

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      40
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      41

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2001

Dear Shareholder,

As the events of September 11, 2001, continue to reverberate throughout the nation, each of us at Van Kampen Investments recognizes that this tragedy has touched your life in a profound way. For all of us in the financial services industry, the World Trade Center was the workplace for many of our clients, colleagues, partners, family and friends. On behalf of Van Kampen, we extend our deepest sympathies to those who lost family or friends as a result of these events. Additionally, we thank all of the individuals who have demonstrated inspiring courage and heroism during the rescue efforts.

We recognize this has been a difficult time. As your investment partner, Van Kampen stands ready to assist you and your advisor. As always, our Shareholder Services teams also are available to provide you with account and transaction information; call (800) 341-2911. Van Kampen's transfer agents--which maintain our shareholder records and are located in Kansas City, Missouri and Canton, Massachusetts--had no impact to their operations. Operating out of offices around the country, our portfolio managers are actively managing the assets that you have entrusted to us.

This report examines how your fund's portfolio managers invested your assets during this period. It includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, and charts and graphs summarizing the broader market and economic trends.

As always, we encourage you to remain in close contact with your financial advisor. Your financial advisor can help you assess your individual situation and structure a portfolio designed to address your financial goals.

We are grateful for your continued trust in Van Kampen. And again, we extend our most heartfelt sympathies to those touched by the events of September 11.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED ITS MONTHS-LONG SLIDE IN AUGUST 2001 AS SIGNS OF OVERALL WEAKNESS PERSISTED. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A PALTRY 0.2 PERCENT ON AN ANNUALIZED BASIS FOR THE SECOND QUARTER OF 2001.

WHILE BUSINESS ACTIVITY--SUCH AS SPENDING CUTS AND INVENTORY
REDUCTIONS--DETRACTED FROM ECONOMIC GROWTH, CONSUMER SPENDING BOLSTERED IT. REGARDLESS, THE ECONOMY'S SLUGGISH PERFORMANCE THROUGHOUT THE SECOND QUARTER WAS THE SLOWEST IN EIGHT YEARS.

CONSUMER SPENDING AND EMPLOYMENT
AGAINST THIS BACKDROP OF STAGNATING GROWTH, AND A STREAM OF CORPORATE LAYOFFS, CONSUMER CONFIDENCE SLIPPED IN AUGUST. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, WAS MORE RESTRAINED THAN RECENT MONTHS. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, CLIMBED TO 4.9 PERCENT IN AUGUST.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON AUGUST 21--THE SEVENTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND AUGUST 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.5 PERCENT. (NOTE: ON SEPTEMBER 17, 2001, IN THE WAKE OF THE SEPTEMBER 11 TERRORIST ATTACKS, THE FED CUT INTEREST RATES BY 0.50 PERCENT. THIS WAS THE EIGHTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION WAS HELD AT BAY DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.7 PERCENT IN THE 12 MONTHS ENDED AUGUST 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1999--June 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.70
Sep 00                                                                           1.30
Dec 00                                                                           1.90
Mar 01                                                                           1.30
Jun 01                                                                           0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1999--August 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.80
                                                                            6.00                               3.10
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   -9.04%     -9.80%    -10.06%
-------------------------------------------------------------------------
One-year total return(2)                -13.33%    -13.02%    -10.86%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 1.66%      1.65%      1.80%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 7.20%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.63%      5.58%(3)    3.97%
-------------------------------------------------------------------------
Commencement date                      10/02/78   07/02/92   07/06/93
-------------------------------------------------------------------------

Distribution rate(4)                     11.54%     11.32%     11.43%
-------------------------------------------------------------------------
SEC Yield(5)                             10.49%     10.18%     10.29%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended August 31, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT
(August 31, 1991--August 31, 2001)

 [LINE GRAPH]

                                                                                     CREDIT SUISSE FIRST
                                                                                      BOSTON HIGH YIELD
                                                              CHASE GLOBAL HIGH       INDEX REFLECTS THE
                                                             YIELD INDEX REFLECTS    GENERAL PERFORMANCE      LIPPER HIGH YIELD
                                                                 THE GENERAL          OF A WIDE RANGE OF      BOND FUND INDEX IS
                                                              PERFORMANCE OF THE      SELECTED CORPORATE      AN INDEX OF FUNDS
                                          HIGH INCOME         GLOBAL HIGH-YIELD        BONDS WITHIN THE          WITH SIMILAR
                                         CORPORATE BOND         CORPORATE DEBT      PUBLIC HIGH-YIELD DEBT        INVESTMENT
                                             FUND*                MARKET.**               MARKET.**              OBJECTIVES.+
                                         --------------      --------------------   ----------------------    ------------------
8/91                                         9533.00                                       10000.00                10000.00
                                             9708.00                                       10226.90                10184.00
12/91                                       10315.00                                       10727.70                10714.00
                                            11250.00                                       11606.30                11685.00
                                            11634.00                                       11891.00                12062.80
                                            12064.00                                       12320.30                12540.40
12/92                                       12112.00                                       12514.90                12683.40
                                            12904.00                                       13387.80                13565.20
                                            13616.00                                       13907.90                14216.10
                                            13783.00                                       14252.70                14480.50
12/93                                       14429.00               10000.00                14881.70                15202.20
                                            14346.00                9820.00                14723.50                15040.70
                                            14220.00                9805.00                14511.40                14840.40
                                            14065.00                9858.00                14742.80                14835.90
12/94                                       13907.00                9843.00                14736.50                14643.90
                                            14562.00               10428.00                15430.20                15359.00
                                            15255.00               11046.00                16324.70                16169.50
                                            15848.00               11397.00                16816.30                16729.10
12/95                                       16331.00               11764.00                17298.50                17192.90
                                            16850.00               12019.00                17672.80                17632.50
                                            17301.00               12238.00                17951.90                17923.00
                                            18016.00               12798.00                18625.70                18772.80
12/96                                       18561.00               13294.00                19447.00                19423.40
                                            18820.00               13408.00                19734.00                19612.40
                                            19687.00               14028.00                20585.90                20545.20
                                            20603.00               14696.00                21554.10                21653.90
12/97                                       20833.00               14941.00                21902.90                21983.20
                                            21858.00               15444.00                22560.80                22948.40
                                            22053.00               15576.00                22846.10                23035.60
                                            20243.00               14673.00                21441.80                21296.40
12/98                                       20930.00               15086.00                22030.00                21966.40
                                            21510.00               15372.00                22392.90                22666.60
                                            21446.00               15533.00                22652.20                22814.10
                                            21309.00               15272.00                22288.60                22414.30
12/99                                       21746.00               15595.00                22753.10                23015.50
                                            21657.00               15334.00                22460.40                22666.30
                                            21846.00               15413.00                22562.50                22575.00
                                            21698.00               15490.00                22716.20                22399.00
12/00                                       19959.00               14708.00                21567.70                20779.20
                                            20606.00               15489.00                22632.30                21489.80
                                            19825.00               15379.00                22491.60                20807.10
8/01                                        20048.00               15752.00                23050.90                21021.90

(1)The figure shown represents the performance of the Chase Global High Yield Index since its inception date of 12/31/93.

This chart compares your fund's performance to that of the Credit Suisse First Boston High Yield Index, the Chase Global High Yield Index and the Lipper High Yield Bond Fund Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

Based on changes in the Credit Suisse First Boston High Yield Index, the fund's investment adviser believes the Chase Global High Yield Index is a more appropriate benchmark for this fund. The Credit Suisse First Boston High Yield Index will not be shown in future reports.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger
** Bloomberg
 (+) Lipper Inc.

                                        PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of corporate debt obligations)

As of August 31, 2001
- BBB/Baa............   6.2%   [PIE CHART]
- BB/Ba..............  19.4%
- B/B................  65.1%
- CCC/Caa............   5.8%
- CC/Ca..............   1.0%
- C/C................   0.3%
- Non-Rated..........   2.2%
As of August 31, 2000
- BBB/Baa............   0.3%   [PIE CHART]
- BB/Ba..............   8.7%
- B/B................  80.0%
- CCC/Caa............   4.5%
- CC/Ca..............   1.0%
- C/C................   0.1%
- Non-Rated..........   5.4%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended August 31, 2001)
[BAR GRAPH]

9/00                                                                            0.0485
----                                                                            ------
10/00                                                                           0.0470
11/00                                                                           0.0470
12/00                                                                           0.0470
1/01                                                                            0.0470
2/01                                                                            0.0470
3/01                                                                            0.0470
4/01                                                                            0.0470
5/01                                                                            0.0470
6/01                                                                            0.0450
7/01                                                                            0.0450
8/01                                                                            0.0427

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--August 31, 2001)


 [BAR GRAPH]

                                                                            AUGUST 31, 2001
                                                                            ---------------
Wireless Communications                                                          17.7
Telecommunications                                                               10.8
Forest Products                                                                   8.4
Cable                                                                             8.4
Energy                                                                            6.8


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment- banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HIGH INCOME CORPORATE BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS. THE MANAGEMENT TEAM INCLUDES STEPHEN F. ESSER, GORDON W. LOERY, AND DEANNA L. LOUGHNANE, PORTFOLIO MANAGERS, WHO HAVE OVER FOUR DECADES OF COMBINED INDUSTRY EXPERIENCE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED AUGUST 31, 2001.

The portfolio manager commentary in this shareholder report focuses on the period ended August 31, 2001. The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Note: Richard F. Powers, III, President and CEO of Van Kampen Asset Management Inc., provides additional words to shareholders on page 1 of this report.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT YOU ENCOUNTERED IN MANAGING THE FUND OVER THE PAST YEAR?

A   The ramifications of the slowing
U.S. economy have dominated the tenor of the market over the past twelve months. In reaction to the dwindling rate of economic growth, the Federal Reserve Board (the "Fed") has pursued a consistent course of lowering short-term interest rates, seeking to facilitate economic activity. Ultimately, the federal funds rate (a key short-term lending rate) was reduced seven times over the course of the first eight months of 2001, dropping to 3.50 percent as of August 31, 2001, down from 6.50 percent in January 2001.

    As a result of the Fed's aggressive action, short-term interest rates came down more than long-term rates, thereby helping promote business activity by lowering the costs for borrowing. For investors, lower interest rates also made more conservative investments less attractive and encouraged activity into longer term investment alternatives.

    Still, it became clear over the summer that corporate earnings continued to suffer from the strain of the slowing economy, a perception that continued to erode the confidence of market participants. The economy grew at just 1.3 percent in the first quarter of 2001 and slowed to a snail-like growth rate of just 0.7 percent in the April-June quarter, its weakest showing in eight years. At the same time, the strong dollar has limited the benefit of export sales for American companies.

    For now, one of the persistent difficulties is that investors must be patient as they wait for the impact of the Fed's interest rate cuts to become evident in the economy. Typically, it takes six to nine months for a rate cut to have an effect, so the earliest cuts in January would just now be expected to have an impact.

    Also, rate-sensitive economic sectors, such as housing and auto sales--sectors that would typically be most affected by rate cuts--were already showing a surprising level of resilience, so we must wait for the rate cut impact to move deeper into the economy before it can be detected.

    The unemployment rate fueled concern when it rose to 4.9 percent in August, but other indicators, including housing starts, consumer confidence, and yield spreads, seemed somewhat more encouraging.

Q   HOW DID THE FUND PERFORM
    DURING THIS PERIOD?

A   The fund generated a total return
of -9.04 percent for the 12-month period ended August 31, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0427 per share translates to a distribution rate of 11.54 percent based on the fund's maximum offering price as of August 31, 2001.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Chase Global High Yield Index posted a total return of
0.51 percent and the Lipper High Yield Bond Fund Index posted a total return of -7.53 percent, for the same period. The Chase Global High Yield Index is a broad-based, unmanaged index which reflects the general performance of the global high-yield corporate debt market. The Lipper High Yield Bond Fund Index is an index of funds with similar investment objectives. These index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE PRIMARY STRATEGIC
    FACTORS THAT GUIDED YOUR MANAGEMENT OF THE FUND?

A   The management team has
consistently moved towards greater diversification within the portfolio, increasing the number of securities from 197 at the beginning of the reporting period to about 300 securities as of August 2001. This degree of diversification has been a conscious decision, as these steps were taken to buffer the fund from occasional credit-related issues.

    Within the portfolio's varied mix, additions were made in the energy (refining), food, tobacco, chemical, home building and beverage categories--areas that were thought to offer increasing relative value. In our opinion, holdings in telecommunications and cable also gained in relative value, as investors reevaluated near-term fundamental prospects for many companies in these sectors.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET IN THE MONTHS AHEAD?

A   The beginning of the Federal
Reserve easing cycle in January began laying the groundwork for a recovery in the U.S. high-yield market. The liquidity available to investors in increasingly low-yielding money market accounts is substantial; this should encourage the flow of funds into the asset class. Also, Fed easing should improve the interest rate profit margins for commercial banks and should thereby foster greater credit availability for high-yield issuers. A more significant upward correction in prices and tightening in yield spreads now awaits signs of an economic recovery--specifically, the resolution of inventory overhang and over-capacity issues which plague certain key business sectors, most prominently those related to technology. We are expecting greater positive indications in late 2001 and therefore, are bullish on the prospects for the high-yield markets.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CORPORATE BONDS  86.0%
          AEROSPACE  1.5%
$2,050    Atlas Air, Inc. ..........................     9.375%  11/15/06   $  1,660,500
 7,500    Atlas Air, Inc. ..........................    10.750   08/01/05      6,300,000
   300    Jet Equipment Trust, Ser 95-D, 144A--
          Private Placement (a).....................    11.440   11/01/14        322,002
   200    Jet Equipment Trust, Ser C1, 144A--
          Private Placement (a).....................    11.790   12/15/13        221,153
 1,800    Trans World Airlines, Inc. (b) (c)........    11.500   12/15/04      1,872,000
                                                                            ------------
                                                                              10,375,655
                                                                            ------------
          BROADCASTING  2.3%
 3,155    Gray Communications Systems, Inc. ........    10.625   10/01/06      3,233,875
 5,405    Interep National Radio Sales..............    10.000   07/01/08      4,432,100
 1,050    Radio One, Inc., 144A-- Private Placement
          (a).......................................     8.875   07/01/11      1,092,000
 7,075    Radio Unica Corp. (d).....................  0/11.750   08/01/06      4,032,750
 2,750    Sinclair Broadcast Group, Inc. ...........     8.750   12/15/07      2,653,750
   500    Sinclair Broadcast Group, Inc. ...........    10.000   09/30/05        510,000
                                                                            ------------
                                                                              15,954,475
                                                                            ------------
          CABLE  7.8%
 2,285    Adelphia Communications Corp. ............    10.875   10/01/10      2,322,131
 3,000    Adelphia Communications Corp., Ser B......     9.250   10/01/02      3,022,500
 1,850    Adelphia Communications Corp., Ser B......     9.875   03/01/07      1,803,750
 2,000    Century Communications Corp. .............     9.750   02/15/02      2,015,000
 4,225    Charter Communications Holdings LLC (d)...  0/11.750   01/15/10      2,904,687
 4,180    Charter Communications Holdings LLC.......     8.250   04/01/07      4,054,600
 1,750    Diamond Cable Co. (United Kingdom)........    11.750   12/15/05        988,750
   275    Echostar DBS Corp. .......................     9.250   02/01/06        281,875
 2,250    Frontiervision Holdings L.P. (d)..........  0/11.875   09/15/07      2,351,250
 2,875    Frontiervision Holdings L.P., Ser B (d)...  0/11.875   09/15/07      3,004,375
 4,800    Insight Communications, Inc., 144A--
          Private Placement (a) (d).................  0/12.250   02/15/11      2,868,000
 5,500    International Cabletel, Inc., Ser B.......    11.500   02/01/06      3,410,000
 6,158    James Cable Partners L.P., Ser B..........    10.750   08/15/04      5,141,930
 3,425    Multicanal Participacoes, Ser B
          (Brazil)..................................    12.625   06/18/04      3,133,875
 5,160    NTL, Inc. (d).............................   0/9.750   04/01/08      2,012,400

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CABLE (CONTINUED)
$6,250    Satelites Mexicanos SA (Mexico)...........    10.125%  11/01/04   $  4,187,500
 2,700    Telewest Communications PLC (United
          Kingdom) (d)..............................   0/9.250   04/15/09      1,269,000
   785    Telewest Communications PLC (United
          Kingdom) (d)..............................  0/11.375   02/01/10        361,100
 6,665    Telewest Communications PLC (United
          Kingdom)..................................    11.000   10/01/07      5,265,350
 4,500    UIH Australia/Pacific, Inc., Ser B........    14.000   05/15/06        810,000
 5,755    United International Holdings, Inc., Ser B
          (d).......................................  0/10.750   02/15/08      1,784,050
 4,260    United Pan-Europe Communication, Ser B
          (Netherlands) (d).........................  0/12.500   08/01/09        617,700
 4,415    United Pan-Europe Communication, Ser B
          (Netherlands).............................    10.875   11/01/07      1,236,200
                                                                            ------------
                                                                              54,846,023
                                                                            ------------
          CHEMICALS  4.0%
 2,175    Acetex Corp. (Canada).....................     9.750   10/01/03      2,218,500
 1,070    Acetex Corp., 144A--Private Placement
          (Canada) (a)..............................    10.875   08/01/09      1,099,425
 1,410    Equistar Chemical, 144A-- Private
          Placement (a).............................    10.125   09/01/08      1,431,150
 2,485    Hercules, Inc., 144A--Private Placement
          (a).......................................    11.125   11/15/07      2,547,125
 1,685    Huntsmans ICI Chemicals LLC...............    10.125   07/01/09      1,626,025
 2,800    Huntsmans International (Euro)............    10.125   07/01/09      2,405,479
 1,400    IMC Global, Inc. .........................     7.400   11/01/02      1,361,500
 1,169    IMC Global, Inc. .........................     7.625   11/01/05      1,028,720
 7,065    ISP Holdings, Inc., Ser B.................     9.000   10/15/03      7,065,000
 1,400    ISP Holdings, Inc., Ser B.................     9.750   02/15/02      1,412,250
 2,800    Messer Griesham (Germany) (Euro)..........    10.375   06/01/11      2,602,753
 5,054    Pioneer Americas Acquisition Corp., Ser B
          (b).......................................     9.250   06/15/07      1,667,820
 2,020    Terra Industries, Inc., Ser B.............    10.500   06/15/05      1,575,600
                                                                            ------------
                                                                              28,041,347
                                                                            ------------
          CONSUMER PRODUCTS  2.6%
 1,750    Delta Mills, Inc., Ser B..................     9.625   09/01/07        770,000
 5,940    Elizabeth Arden, Inc. ....................    11.750   02/01/11      6,326,100
 1,300    French Fragrances, Inc., Ser B............    10.375   05/15/07      1,300,000
 1,575    Galey & Lord, Inc. .......................     9.125   03/01/08        677,250
 1,400    Playtex Products Inc., 144A-- Private
          Placement (a).............................     9.375   06/01/11      1,449,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CONSUMER PRODUCTS (CONTINUED)
$2,330    Sealy Mattress Co., 144A-- Private
          Placement (a).............................     9.875%  12/15/07   $  2,341,650
 4,000    Sleepmaster LLC...........................    11.000   05/15/09      1,200,000
 3,275    Steinway Musical Instruments, Inc., 144A--
          Private Placement (a).....................     8.750   04/15/11      3,209,500
 1,330    Supreme International, Ser B..............    12.250   04/01/06      1,323,350
                                                                            ------------
                                                                              18,596,850
                                                                            ------------
          DIVERSIFIED MEDIA  2.1%
 5,520    MDC Corporation, Inc. (Canada)............    10.500   12/01/06      4,968,000
 5,805    Muzak LLC.................................     9.875   03/15/09      5,253,525
 1,575    Primedia, Inc., 144A--Private Placement
          (a).......................................     8.875   05/15/11      1,449,000
 3,350    Quebecor Media Inc., 144A-- Private
          Placement (Canada) (a)....................    11.125   07/15/11      3,417,000
                                                                            ------------
                                                                              15,087,525
                                                                            ------------
          ENERGY  6.3%
 1,905    BRL Universal Equipment...................     8.875   02/15/08      1,943,100
 5,200    Chesapeake Energy Corp. ..................     8.125   04/01/11      5,050,500
 1,400    Cross Timbers Oil Co., Ser B..............     9.250   04/01/07      1,463,000
 4,200    DI Industries, Inc. ......................     8.875   07/01/07      4,179,000
   700    El Paso Energy Partners LP, 144A-- Private
          Placement (a).............................     8.500   06/01/11        719,250
 4,385    Frontier Oil Corp. .......................    11.750   11/15/09      4,735,800
   900    Hanover Equipment Trust, 144A-- Private
          Placement (a).............................     8.500   09/01/08        927,000
   945    Hanover Equipment Trust, 144A-- Private
          Placement (a).............................     8.750   09/01/11        970,987
 5,975    Houston Exploration Co. ..................     8.625   01/01/08      6,019,812
 4,005    KCS Energy, Inc., Ser B...................    11.000   01/15/03      4,025,025
 1,050    Key Energy Services Inc., 144A-- Private
          Placement (a).............................     8.375   03/01/08      1,060,500
 2,160    Pogo Producing Co. .......................     8.250   04/15/11      2,197,800
 4,035    Port Arthur Finance Corp., Ser A..........    12.500   01/15/09      4,095,525
 2,100    Triton Energy Ltd. (Cayman Islands).......     8.875   10/01/07      2,331,000
 4,350    Vintage Petroleum, Inc. ..................     7.875   05/15/11      4,393,500
                                                                            ------------
                                                                              44,111,799
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          FINANCIAL  0.9%
$3,395    Americo Life, Inc. .......................     9.250%  06/01/05   $  3,344,075
 3,050    Anthem Insurance, 144A-- Private Placement
          (a).......................................     9.125   04/01/10      3,314,426
                                                                            ------------
                                                                               6,658,501
                                                                            ------------
          FOOD & DRUG  1.7%
   212    California Farm Lease Trust, 144A--
          Private Placement (a).....................     8.500   07/15/17        220,769
 3,250    Disco SA (Argentina)......................     9.125   05/15/03      2,876,250
 3,000    Fleming Cos., Inc. .......................    10.500   12/01/04      3,090,000
 1,200    Jitney-Jungle Stores America, Inc. (b)
          (c).......................................    12.000   03/01/06         15,000
 5,265    Pantry, Inc. .............................    10.250   10/15/07      5,278,162
   945    Phar Mor, Inc. ...........................    11.720   09/11/02        595,350
                                                                            ------------
                                                                              12,075,531
                                                                            ------------
          FOOD & TOBACCO  1.8%
 2,170    Del Monte Corp., 144A-- Private Placement
          (a).......................................     9.250   05/15/11      2,256,800
 2,000    Gruma SA (Mexico).........................     7.625   10/15/07      1,810,000
 2,200    Luiginos, Inc. ...........................    10.000   02/01/06      2,035,000
 2,800    Michael Foods, Ser B......................    11.750   04/01/11      2,968,000
 3,990    Smithfield Foods, Inc. ...................     7.625   02/15/08      3,910,200
                                                                            ------------
                                                                              12,980,000
                                                                            ------------
          FOREST PRODUCTS  7.8%
 3,000    AEP Industries, Inc. .....................     9.875   11/15/07      2,925,000
 2,000    American Tissue, Inc., Ser B..............    12.500   07/15/06      1,060,000
 4,540    Aracruz Celulose SA, 144A-- Private
          Placement (Brazil) (a)....................    10.375   01/31/02      4,602,425
 1,750    Fibermark, Inc., 144A-- Private Placement
          (a).......................................    10.750   04/15/11      1,741,250
 1,000    Fonda Group, Inc., Ser B..................     9.500   03/01/07        885,000
 1,995    Kappa Beheer BV (Netherlands).............    10.625   07/15/09      2,154,600
 1,555    Kappa Beheer BV (Netherlands) (Euro)......    10.625   07/15/09      1,526,743
 1,180    Louisiana Pacific Corp. ..................     8.875   08/15/10      1,118,050
 4,200    Louisiana Pacific Corp. ..................    10.875   11/15/08      4,263,000
 1,400    Norske Skog, 144A--Private Placement
          (Canada) (a)..............................     8.625   06/15/11      1,445,500
 8,275    Owens-Illinois, Inc. .....................     7.500   05/15/10      6,495,875
 5,025    Pacifica Papers, Inc. (Canada)............    10.000   03/15/09      5,427,000
 6,500    Printpack, Inc., Ser B....................    10.625   08/15/06      6,662,500
 3,250    Radnor Holdings Corp., Ser B..............    10.000   12/01/03      2,616,250
 2,235    Repap New Brunswick, Inc. (Canada)........     9.000   06/01/04      2,374,687

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          FOREST PRODUCTS (CONTINUED)
$  665    Sweetheart Cup, Inc. .....................    10.500%  09/01/03   $    645,050
 4,025    Tekni-Plex, Inc., Ser B...................    12.750   06/15/10      3,602,375
 2,750    Vicap SA (Mexico).........................    10.250   05/15/02      2,763,750
 3,100    Vicap SA (Mexico).........................    11.375   05/15/07      2,728,000
                                                                            ------------
                                                                              55,037,055
                                                                            ------------
          GAMING & LEISURE  6.2%
 7,315    Argosy Gaming Co. ........................    10.750   06/01/09      8,073,931
 1,430    Autotote Corp., Ser B.....................    12.500   08/15/10      1,480,050
 8,525    Booth Creek Ski Holdings, Inc., Ser B.....    12.500   03/15/07      7,203,625
 1,600    Harrahs Operating Co., Inc. ..............     8.000   02/01/11      1,690,538
 6,100    Hollywood Casino Corp. ...................    11.250   05/01/07      6,450,750
 3,520    Horseshoe Gaming LLC......................     8.625   05/15/09      3,608,000
 1,125    Mandalay Resort Group.....................    10.250   08/01/07      1,203,750
 1,660    Park Place Entertainment Corp. ...........     7.875   12/15/05      1,693,200
 1,135    Park Place Entertainment Corp. ...........     8.875   09/15/08      1,186,075
 5,000    Premier Parks, Inc. (d)...................  0/10.000   04/01/08      4,300,000
 3,675    Station Casinos, Inc. ....................     8.875   12/01/08      3,702,562
 2,800    Station Casinos, Inc. ....................     9.875   07/01/10      2,877,000
                                                                            ------------
                                                                              43,469,481
                                                                            ------------
          HEALTHCARE  2.6%
 1,900    AdvancePCS................................     8.500   04/01/08      2,004,500
   980    AmerisourceBergen Corp., 144A-- Private
          Placement (a).............................     8.125   09/01/08      1,014,300
   750    Columbia HCA..............................     6.910   06/15/05        758,700
 3,375    Fresenius Medical Care Trust, 144A--
          Private Placement (a).....................     7.875   06/15/11      3,391,875
 3,840    HCA--The Healthcare Co. ..................     8.750   09/01/10      4,224,000
 2,365    King Pharmaceuticals, Inc. ...............    10.750   02/15/09      2,601,500
 3,000    Mediq, Inc. (b) (c).......................    11.000   06/01/08         60,000
   700    Omnicare, Inc., 144A-- Private Placement
          (a).......................................     8.125   03/15/11        721,000
 3,500    Select Medical Corp. .....................     9.500   06/15/09      3,465,000
                                                                            ------------
                                                                              18,240,875
                                                                            ------------
          HOUSING  2.1%
 2,200    Istar Financial, Inc. ....................     8.750   08/15/08      2,211,000
 2,000    K Hovnanian Enterprises, Inc. ............    10.500   10/01/07      2,050,000
 1,630    Nortek, Inc. .............................     8.875   08/01/08      1,617,775
 2,800    Nortek, Inc. .............................     9.875   06/15/11      2,807,000
 5,600    Webb (Del E.) Corp. ......................    10.250   02/15/10      6,146,000
                                                                            ------------
                                                                              14,831,775
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          INFORMATION TECHNOLOGY  1.9%
$9,000    CHS Electronics, Inc. (b) (c).............     9.875%  04/15/05   $    180,000
 7,500    Fairchild Semiconductor Corp. ............    10.375   10/01/07      7,575,000
 1,750    Fairchild Semiconductor Corp. ............    10.500   02/01/09      1,776,250
 4,450    Filtronic PLC (United Kingdom)............    10.000   12/01/05      3,582,250
                                                                            ------------
                                                                              13,113,500
                                                                            ------------
          MANUFACTURING  2.3%
 2,100    American Plumbing & Mechanical............    11.625   10/15/08      2,079,000
 2,100    Anchor Lamina, Inc. (Canada)..............     9.875   02/01/08        735,000
 3,500    CMI Industries, Inc. (b) (c)..............     9.500   10/01/03        927,500
 4,500    Eagle-Picher Industries, Inc. ............     9.375   03/01/08      2,970,000
 1,580    Numatics, Inc., Ser B.....................     9.625   04/01/08        821,600
 1,417    Reunion Industries, Inc. .................    13.000   05/01/03      1,140,685
 3,000    Terex Corp. ..............................     8.875   04/01/08      2,925,000
 4,500    Terex Corp., Ser D........................     8.875   04/01/08      4,387,500
                                                                            ------------
                                                                              15,986,285
                                                                            ------------
          METALS  1.2%
 9,380    Doe Run Resources Corp., Ser B............    11.250   03/15/05      3,845,800
 6,655    GS Technologies Operating, Inc. (b) (c)...    12.000   09/01/04        199,650
 2,450    GS Technologies Operating, Inc. (b) (c)...    12.250   10/01/05         36,750
   700    Kaiser Aluminum & Chemical Corp...........     9.875   02/15/02        682,500
 2,005    Murrin Murrin Holdings Property Ltd
          (Australia)...............................     9.375   08/31/07      1,704,250
 5,000    Renco Steel Holdings, Inc., Ser B.........    10.875   02/01/05        800,000
 7,525    Republic Technologies International LLC
          (b) (c)...................................    13.750   07/15/09        808,938
                                                                            ------------
                                                                               8,077,888
                                                                            ------------
          RETAIL  1.2%
 2,225    Amazon.com, Inc. (d)......................  0/10.000   05/01/08      1,579,750
 3,725    Big 5 Corp., Ser B........................    10.875   11/15/07      3,669,125
   335    DR Structured Finance Corp., Ser A1.......     7.600   08/15/07        242,769
   100    DR Structured Finance Corp., Ser A2.......     8.375   08/15/15         59,500
 2,800    Intrawest Corp. (Canada)..................    10.500   02/01/10      2,947,000
   230    K Mart Funding Corp., Ser F...............     8.800   07/01/10        225,689
                                                                            ------------
                                                                               8,723,833
                                                                            ------------
          SERVICE  2.6%
 2,500    Allied Waste North America, Inc...........    10.000   08/01/09      2,618,750
 1,900    Avis Group Holdings, Inc..................    11.000   05/01/09      2,156,500
 1,500    Building One Services Corp................    10.500   05/01/09      1,432,500
 6,250    Hydrochem Industrial Services, Inc., Ser
          B.........................................    10.375   08/01/07      4,875,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          SERVICE (CONTINUED)
$6,000    Outsourcing Services Group, Inc., Ser B...    10.875%  03/01/06   $  4,860,000
 1,850    United Rentals North America, Inc., 144A--
          Private Placement (a).....................    10.750   04/15/08      1,979,500
                                                                            ------------
                                                                              17,922,250
                                                                            ------------
          TELECOMMUNICATIONS  8.2%
 2,660    360networks, Inc. (Canada) (b) (c)........    13.000   05/01/08         53,200
 2,800    360networks, Inc. (Canada) (Euro) (b)
          (c).......................................    13.000   05/01/08         38,182
 2,085    Asia Global Crossing (Bermuda)............    13.375   10/15/10      1,438,650
 6,650    E.Spire Communications, Inc. (b) (c)......    13.000   11/01/05      1,396,500
 4,210    Exodus Communications, Inc................    11.250   07/01/08      1,220,900
 2,750    Exodus Communications, Inc. (Euro)........    11.375   07/15/08        712,507
   295    Focal Communications, Ser B...............    11.875   01/15/10        112,100
 3,500    Global Crossing Holdings Ltd. (Bermuda)...     8.700   08/01/07      2,117,500
 9,335    Global Crossing Holdings Ltd. (Bermuda)...     9.125   11/15/06      5,834,375
 1,950    Global Telesystems (Netherlands) (Euro)
          (b).......................................    11.000   12/01/09        301,367
 3,305    Globix Corp...............................    12.500   02/01/10        925,400
 5,305    GST Network Funding, Inc. (b) (c) (d).....  0/10.500   05/01/08      2,440,300
   568    GST Telecommunications, Inc.,
          144A--Private Placement (b) (c)...........    13.875   12/15/05         11,360
12,590    GT Group Telecom, Inc. (Canada) (d).......  0/13.250   02/01/10      3,525,200
   600    Hermes Europe Railtel BV (Netherlands)
          (b).......................................    11.500   08/15/07        114,000
 2,500    ICG Holdings, Inc. (b) (c)................    12.500   05/01/06        325,000
11,075    ICG Holdings, Inc. (b) (c)................    13.500   09/15/05      1,329,000
   155    Intermedia Communications, Inc............     8.600   06/01/08        160,813
 4,440    Intermedia Communications, Inc., Ser B
          (d).......................................  0/11.250   07/15/07      4,417,800
 3,400    Jazztel PLC (United Kingdom) (Euro).......    13.250   12/15/09      1,020,010
 3,450    Jazztel PLC (United Kingdom) (Euro).......    14.000   07/15/10      1,035,010
 8,300    KMC Telecommunications Holdings, Inc.
          (d).......................................  0/12.500   02/15/08        498,000
   590    Level 3 Communications, Inc...............     9.125   05/01/08        277,300
 2,100    Level 3 Communications, Inc. (Euro).......    10.750   03/15/08        887,736
 4,525    Madison River Capital/Madison River
          Financial.................................    13.250   03/01/10      2,896,000
 7,070    McLeodUSA, Inc............................    11.375   01/01/09      3,888,500
 4,335    Metromedia Fiber Network, Inc.............    10.000   12/15/09      1,083,750
 1,925    MGC Communications, Inc., Ser B...........    13.000   10/01/04      1,183,875
 2,030    Netia Holdings BV (Netherlands) (Euro)....    13.750   06/15/10        286,048
 6,965    Netia Holdings BV, Ser B (Netherlands)
          (d).......................................  0/11.250   11/01/07      1,044,750
 1,525    Netia Holdings BV, Ser B (Netherlands)....    10.250   11/01/07        289,750
 1,165    Nextlink Communications, Inc. (d).........   0/9.450   04/15/08        209,700
 2,265    Nextlink Communications, Inc. (d).........  0/12.125   12/01/09        362,400

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          TELECOMMUNICATIONS (CONTINUED)
$4,510    Nextlink Communications, Inc..............    10.500%  12/01/09   $  1,668,700
 3,000    Park N View, Inc., Ser B (b) (c)..........    13.000   05/15/08        270,000
 3,500    PF Net Communications, Inc................    13.750   05/15/10      1,120,000
 1,175    Philippine Long Distance Telephone
          (Philippines).............................    10.500   04/15/09      1,084,486
 4,450    Price Communications Wireless.............    11.750   07/15/07      4,806,000
11,565    PSINet, Inc. (b) (c)......................    10.500   12/01/06        809,550
 1,750    PSINet, Inc. (Euro) (b) (c)...............    10.500   12/01/06        111,365
 4,000    Telefonos De Mexico, 144A--Private
          Placement (Mexico) (a)....................     8.250   01/26/06      4,175,000
   425    Viatel, Inc. (b) (c) (d)..................  0/12.500   04/15/08          8,500
 7,790    Viatel, Inc. (b) (c)......................    11.500   03/15/09        155,800
 4,260    Williams Communications Group, Inc........    11.700   08/01/08      1,959,600
 5,800    Worldwide Fiber, Inc. (Canada) (b) (c)....    12.000   08/01/09         43,500
                                                                            ------------
                                                                              57,649,484
                                                                            ------------
          TRANSPORTATION  3.5%
 9,885    Aetna Industries, Inc.....................    11.875   10/01/06      3,360,900
 2,085    Autonation, Inc., 144A-- Private Placement
          (a).......................................     9.000   08/01/08      2,142,338
 1,725    Cambridge Industries, Inc., Ser B (b)
          (c).......................................    10.250   07/15/07        250,125
 1,405    Cenargo International PLC (United
          Kingdom)..................................     9.750   06/15/08      1,081,850
 3,350    Dana Corp., 144A--Private Placement (a)...     9.000   08/15/11      3,417,000
 6,655    Greyhound Lines, Inc., Ser B..............    11.500   04/15/07      6,222,425
 2,600    Oxford Automotive, Inc., Ser D............    10.125   06/15/07      1,625,000
 4,500    Stena AB (Sweden).........................    10.500   12/15/05      4,387,500
 7,029    Talon Automotive Group, Inc., Ser B (b)
          (c).......................................     9.625   05/01/08        281,160
   520    Venture Holdings..........................    12.000   06/01/09        361,400
 1,630    Venture Holdings, Ser B...................     9.500   07/01/05      1,385,500
                                                                            ------------
                                                                              24,515,198
                                                                            ------------
          UTILITY  1.2%
 1,455    Calpine Corp..............................     8.500   02/15/11      1,484,100
 3,500    Calpine Corp..............................     8.625   08/15/10      3,578,750
   375    CMS Energy Corp...........................     7.500   01/15/09        368,438
 2,605    PG & E National Energy Group, 144A--
          Private Placement (a).....................    10.375   05/16/11      2,779,428
                                                                            ------------
                                                                               8,210,716
                                                                            ------------
          WIRELESS COMMUNICATIONS  14.2%
 7,025    Airgate PCS, Inc. (d).....................  0/13.500   10/01/09      4,812,125
 1,645    Alamosa Delaware, Inc.....................    12.500   02/01/11      1,558,638

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          WIRELESS COMMUNICATIONS (CONTINUED)
$14,255   Alamosa PCS Holdings, Inc. (d)............  0/12.875%  02/15/10   $  7,483,875
 4,025    American Cellular Corp....................     9.500   10/15/09      3,773,438
 2,100    American Tower Corp.......................     9.375   02/01/09      1,974,000
   300    AMSC Acquisition, Inc.....................    12.250   04/01/08         70,500
 2,925    AT & T Wireless Services, Inc., 144A--
          Private Placement (a).....................     7.875   03/01/11      3,093,255
 4,435    Cenntennial Cellular Operating Co.........    10.750   12/15/08      4,080,200
 3,100    Crown Castle International Corp. (d)......  0/10.625   11/15/07      2,503,250
   700    Crown Castle International Corp...........    10.750   08/01/11        693,000
 5,925    CTI Holdings SA (Argentina) (d)...........  0/11.500   04/15/08      1,866,375
 3,610    Dobson Communications Corp................    10.875   07/01/10      3,736,350
 3,710    Horizon PCS, Inc. (d).....................  0/14.000   10/01/10      1,632,400
 9,675    IPCS, Inc. (d)............................  0/14.000   07/15/10      5,611,500
10,210    Microcell Telecommunications, Ser B
          (Canada) (d)..............................  0/14.000   06/01/06      7,657,500
 8,775    Millicom International Cellular SA
          (Luxembourg)..............................    13.500   06/01/06      6,976,125
 4,270    Nextel Communications, Inc................     9.375   11/15/09      3,287,900
 1,000    Nextel Communications, Inc................    12.000   11/01/08        890,000
 6,324    Pinnacle Holdings, Inc. (d)...............  0/10.000   03/15/08      2,940,660
 1,750    PTC International Finance (Luxembourg)
          (Euro)....................................    10.875   05/08/08      1,567,061
 2,205    Rural Cellular Corp.......................     9.625   05/15/08      2,166,413
 8,250    SBA Communications Corp. (d)..............  0/12.000   03/01/08      6,105,000
 7,000    SBA Communications Corp...................    10.250   02/01/09      6,125,000
 6,650    Spectrasite Holdings, Inc. (d)............  0/11.250   04/15/09      2,527,000
 5,585    Telecorp PCS, Inc. (d)....................  0/11.625   04/15/09      3,560,438
 2,250    Telecorp PCS, Inc.........................    10.625   07/15/10      2,115,000
 3,335    Tritel PCS, Inc...........................    10.375   01/15/11      3,001,500
 6,690    Triton PCS, Inc. (d)......................  0/11.000   05/01/08      5,719,950
 4,040    US Unwired, Inc., Ser B (d)...............  0/13.375   11/01/09      2,424,000
                                                                            ------------
                                                                              99,952,453
                                                                            ------------

TOTAL CORPORATE BONDS....................................................    604,458,499
                                                                            ------------
          FOREIGN GOVERNMENT OBLIGATIONS  1.3%
 7,000    Republic of Colombia (Columbia)...........     9.750   04/09/11      7,402,500
 1,500    Republic of Columbia (Columbia)...........     9.750   04/23/09      1,518,750
                                                                            ------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS.....................................      8,921,250
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          ASSET BACKED SECURITIES  0.0%
$  226    Securitized Multiple Asset Rated Trust,
          Class A1, 144A--Private Placement (a).....     7.720%  06/15/05   $     36,097
                                                                            ------------
EQUITIES  5.8%
Airgate PCS, Inc. (4,906 Common Shares) (e)..............................        289,160
Anvil Holdings, Inc. (169,893 Preferred Shares, 13.00% coupon, $1,000 par
  per share) (e) (f).....................................................      3,397,860
AT & T Canada, Inc., Class B (31,718 ADR Common Shares) (Canada) (e).....        928,386
Broadwing Communications, Inc. (6,930 Preferred Shares, 12.50% coupon,
  $1,000 par per share)..................................................      6,618,150
Contour Energy Co. (75,000 Common Shares) (e)............................         88,575
Crown Castle International Corp. (6,072 Preferred Shares, 12.75% coupon,
  $1,000 par per share) (e) (f)..........................................      4,827,240
Dairy Mart Convenience Stores, Inc. (14,998 Common Stock Warrants) (e)...            225
Davita, Inc. (10,000 Common Shares) (e)..................................        206,500
Day International Group, Inc. (2,214 Preferred Shares, 12.25% coupon,
  $1,000 par per share) (e) (f)..........................................      1,549,800
DecisionOne Corp. (14,162 Common Stock Warrants Class B) (e).............            142
DecisionOne Corp. (14,661 Common Shares) (e).............................         30,292
DecisionOne Corp. (8,129 Common Stock Warrants Class A) (e)..............             82
DecisionOne Corp. (8,400 Common Stock Warrants Class C) (e)..............             84
Dobson Communications Corp. (30,600 Preferred Shares, 13.00% coupon,
  $1,000 par per share) (e) (f)..........................................      2,861,100
Globalstar Telecommunications, 144A--Private Placement (285 Common Stock
  Warrants) (a) (e)......................................................             23
GT Group Telecom, Inc., 144A--Private Placement (12,590 Common Stock
  Warrants) (a) (e)......................................................        251,800
HF Holdings, Inc. (36,820 Common Stock Warrants) (e).....................         40,502
Horizon PCS Inc., 144A--Private Placement (3,710 Common Stock Warrants
  Class A) (a) (e).......................................................      1,892,100
Intersil Holding Corp., Class A (31,481 Common Shares) (e)...............      1,181,482
IPCS, Inc., 144A--Private Placement (9,675 Common Stock Warrants) (a)
  (e)....................................................................        585,337
Jazztel PLC (3,450 Common Stock Warrants) (United Kingdom) (e)...........         47,046
K Mart Financing (3,950 Preferred Shares, 7.75% coupon, $1,000 par per
  share).................................................................        177,750
KMC Telecommunications Holdings, Inc., 144A--Private Placement (9,555
  Common Stock Warrants) (a) (e).........................................          9,555
McLeodUSA, Inc. (59,106 Common Shares) (e)...............................         73,882

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                               MARKET
                    DESCRIPTION                                                VALUE
EQUITIES (CONTINUED)
Motient Corp$., 144A--Private Placement (3,000 Common Stock Warrants) (a)
  (e)....................................................................   $      3,000
Nextel Communications, Inc. (72 Preferred Shares, Ser D, 13.00% coupon,
  $1,000 par per share) (e) (f)..........................................         45,360
Nextlink Communications, Inc. (2,419 Preferred Shares, Ser B, 13.50%
  coupon, $1,000 par per share) (e) (f)..................................         37,494
NTL, Inc., 144A--Private Placement (6,889 Common Stock Warrants) (a)
  (e)....................................................................          1,722
Occidente Y Caribe Celular SA, 144A--Private Placement (20,850 Common
  Stock Warrants) (a) (e) ...............................................            209
OpTel, Inc. (3,275 Common Shares) (e)....................................          3,275
Park N View, Inc., 144A--Private Placement (3,000 Common Stock Warrants)
  (a) (e)................................................................            750
Pathmark Stores, Inc. (125,899 Common Stock Warrants) (e)................      1,164,566
Pathmark Stores, Inc. (151,118 Common Shares) (e)........................      3,664,612
Paxon Communication Corp. (4,000 Preferred Shares, 13.25% coupon, $1,000
  par per share) (e) (f).................................................        370,000
PF Net Communications, Inc., 144A--Private Placement (3,500 Common Stock
  Warrants) (a) (e)......................................................         70,000
Price Communications Corp. (55,114 Commons Shares) (e)...................        990,950
Primus Telecommunications Group (2,000 Common Stock Warrants) (e)........            200
Republic Technologies International, Inc., 144A--Private Placement (7,525
  Common Stock Warrants) (a) (e).........................................             75
Rural Cellular Corp. (10,296 Preferred Shares, 11.375% coupon, $1,000 par
  per share) (e) (f).....................................................      8,957,520
Song Networks Holding AB (5,195 ADR Common Shares) (Sweden) (e)..........          3,740
Star Gas Partners, L.P. (1,219 Units of Limited Partnership Interests)...         24,758
Startec Global Communications, 144A--Private Placement (8,100 Common
  Stock Warrants) (a) (e)................................................          4,131
Terex Corp. (28,000 Common Stock Rights) (e).............................        392,000
UIH Australia/Pacific, Inc. (5,000 Common Stock Warrants) (e)............          3,750
                                                                            ------------
TOTAL EQUITIES...........................................................     40,795,185
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  93.1%
  (Cost $863,965,838)....................................................    654,211,031
REPURCHASE AGREEMENT  4.9%
BankAmerica Securities ($34,541,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/31/01, to be sold on
  09/04/01 at $34,555,047)
  (Cost $34,541,000).....................................................     34,541,000
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2001

                                                                               MARKET
                    DESCRIPTION                                                VALUE
TOTAL INVESTMENTS  $98.0%
  (Cost $898,506,838)....................................................   $688,752,031

FOREIGN CURRENCY  0.1%
  (Cost $945,829)........................................................        989,344
OTHER ASSETS IN EXCESS OF LIABILITIES 1.9%...............................     12,982,893
                                                                            ------------

NET ASSETS  100.0%.......................................................   $702,724,268
                                                                            ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing as security is in default.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Non-income producing security.

(f) Payment-in-kind security.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2001

ASSETS:
Total Investments (Cost $898,506,838).......................  $  688,752,031
Foreign Currency (Cost $945,829)............................         989,344
Receivables:
  Interest..................................................      16,320,291
  Investments Sold..........................................       8,523,083
  Fund Shares Sold..........................................       1,211,397
Forward Foreign Currency Contract...........................          26,425
Other.......................................................         177,279
                                                              --------------
    Total Assets............................................     715,999,850
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       7,414,633
  Income Distributions......................................       2,636,157
  Fund Shares Repurchased...................................       1,708,637
  Distributor and Affiliates................................         457,769
  Investment Advisory Fee...................................         320,427
  Custodian Bank............................................         273,699
Accrued Expenses............................................         237,157
Trustees' Deferred Compensation and Retirement Plans........         227,103
                                                              --------------
    Total Liabilities.......................................      13,275,582
                                                              --------------
NET ASSETS..................................................  $  702,724,268
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,062,163,530
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (7,555,855)
Accumulated Net Realized Loss...............................    (142,213,597)
Net Unrealized Depreciation.................................    (209,669,810)
                                                              --------------
NET ASSETS..................................................  $  702,724,268
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $394,391,085 and 93,312,403 shares of
    beneficial interest issued and outstanding).............  $         4.23
    Maximum sales charge (4.75%* of offering price).........             .21
                                                              --------------
    Maximum offering price to public........................  $         4.44
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $249,635,393 and 58,895,451 shares of
    beneficial interest issued and outstanding).............  $         4.24
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $58,697,790 and 13,966,850 shares of
    beneficial interest issued and outstanding).............  $         4.20
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2001

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $617).........    $  83,624,148
Dividends...................................................        1,936,123
Other.......................................................          828,226
                                                                -------------
    Total Income............................................       86,388,497
                                                                -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $965,216, $2,562,330 and $574,606,
  respectively).............................................        4,102,152
Investment Advisory Fee.....................................        3,871,821
Shareholder Services........................................        1,304,934
Custody.....................................................           82,647
Legal.......................................................           36,514
Trustees' Fees and Related Expenses.........................            6,315
Other.......................................................          595,801
                                                                -------------
    Total Expenses..........................................       10,000,184
    Less Credits Earned on Cash Balances....................           20,864
                                                                -------------
    Net Expenses............................................        9,979,320
                                                                -------------
NET INVESTMENT INCOME.......................................    $  76,409,177
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ (76,209,983)
  Futures...................................................           77,900
  Foreign Currency Transactions.............................         (354,909)
                                                                -------------
Net Realized Loss...........................................      (76,486,992)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (133,755,315)
                                                                -------------
  End of the Period:
    Investments.............................................     (209,754,807)
    Forward Foreign Currency Contract.......................           26,425
    Foreign Currency Translation............................           58,572
                                                                -------------
                                                                 (209,669,810)
                                                                -------------
Net Unrealized Depreciation During the Period...............      (75,914,495)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(152,401,487)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (75,992,310)
                                                                =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended August 31, 2001 and 2000

                                                         YEAR ENDED         YEAR ENDED
                                                       AUGUST 31, 2001    AUGUST 31, 2000
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $  76,409,177      $  87,982,156
Net Realized Loss.....................................    (76,486,992)       (22,805,266)
Net Unrealized Depreciation During the Period.........    (75,914,495)       (42,366,538)
                                                        -------------      -------------
Change in Net Assets from Operations..................    (75,992,310)        22,810,352
                                                        -------------      -------------

Distributions from and in Excess of Net Investment
  Income:
  Class A Shares......................................    (48,820,753)       (52,483,280)
  Class B Shares......................................    (27,920,646)       (29,126,910)
  Class C Shares......................................     (6,374,410)        (6,247,936)
                                                        -------------      -------------
                                                          (83,115,809)       (87,858,126)
                                                        -------------      -------------

Return of Capital Distribution:
  Class A Shares......................................       (689,811)               -0-
  Class B Shares......................................       (397,113)               -0-
  Class C Shares......................................        (91,210)               -0-
                                                        -------------      -------------
                                                           (1,178,134)               -0-
                                                        -------------      -------------
Total Distributions...................................    (84,293,943)       (87,858,126)
                                                        -------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...   (160,286,253)       (65,047,774)
                                                        -------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    340,214,717        256,212,226
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................     48,871,390         49,156,292
Cost of Shares Repurchased............................   (319,107,793)      (325,168,979)
                                                        -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     69,978,314        (19,800,461)
                                                        -------------      -------------
TOTAL DECREASE IN NET ASSETS..........................    (90,307,939)       (84,848,235)
NET ASSETS:
Beginning of the Period...............................    793,032,207        877,880,442
                                                        -------------      -------------
End of the Period (Including accumulated undistributed
  net investment income of ($7,555,855) and $138,274,
  respectively).......................................  $ 702,724,268      $ 793,032,207
                                                        =============      =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED AUGUST 31,
CLASS A SHARES                          ------------------------------------------
                                         2001     2000     1999     1998     1997
                                        ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $ 5.24   $ 5.68   $ 6.06   $ 6.55   $ 6.30
                                        ------   ------   ------   ------   ------
  Net Investment Income...............     .51      .59      .63      .61      .60
  Net Realized and Unrealized
    Gain/Loss.........................    (.96)    (.43)    (.37)    (.48)     .27
                                        ------   ------   ------   ------   ------
Total from Investment Operations......    (.45)     .16      .26      .13      .87
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .55      .60      .64      .62      .62
  Return of Capital Distribution......     .01      -0-      -0-      -0-      -0-
                                        ------   ------   ------   ------   ------
Total Distributions...................     .56      .60      .64      .62      .62
                                        ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD....  $ 4.23   $ 5.24   $ 5.68   $ 6.06   $ 6.55
                                        ======   ======   ======   ======   ======

Total Return (a)......................  -9.04%    3.09%    4.41%    1.66%   14.44%
Net Assets at End of the Period (In
  millions)...........................  $394.4   $465.0   $492.4   $499.3   $468.6
Ratio of Expenses to Average Net
  Assets (b)..........................   1.05%    1.03%    1.03%    1.00%    1.08%
Ratio of Net Investment Income to
  Average Net Assets (b)..............  10.93%   10.90%   10.65%    9.33%    9.37%
Portfolio Turnover....................     80%      68%      51%      90%      75%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED AUGUST 31,
CLASS B SHARES                          ------------------------------------------
                                         2001     2000     1999     1998     1997
                                        ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $ 5.25   $ 5.68   $ 6.06   $ 6.56   $ 6.31
                                        ------   ------   ------   ------   ------
  Net Investment Income...............     .48      .55      .58      .57      .56
  Net Realized and Unrealized
    Gain/Loss.........................    (.97)    (.43)    (.37)    (.49)     .26
                                        ------   ------   ------   ------   ------
Total from Investment Operations......    (.49)     .12      .21      .08      .82
Less:
  Distributions from and in Excess of
    Net Investment Income.............     .51      .55      .59      .58      .57
  Return of Capital Distribution......     .01      -0-      -0-      -0-      -0-
                                        ------   ------   ------   ------   ------
Total Distributions...................     .52      .55      .59      .58      .57
                                        ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD....  $ 4.24   $ 5.25   $ 5.68   $ 6.06   $ 6.56
                                        ======   ======   ======   ======   ======

Total Return (a)......................  -9.80%    2.43%    3.57%     .77%   13.58%
Net Assets at End of the Period (In
  millions)...........................  $249.6   $268.7   $318.2   $283.1   $198.0
Ratio of Expenses to Average Net
  Assets (b)..........................   1.83%    1.78%    1.79%    1.79%    1.86%
Ratio of Net Investment Income to
  Average Net Assets (b)..............  10.13%   10.15%    9.88%    8.52%    8.60%
Portfolio Turnover....................     80%      68%      51%      90%      75%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(b) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED AUGUST 31,
CLASS C SHARES                          -----------------------------------------
                                         2001      2000    1999    1998     1997
                                        -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $  5.22   $ 5.65   $6.04   $6.53   $ 6.28
                                        -------   ------   -----   -----   ------
  Net Investment Income...............      .48      .55     .58     .57      .56
  Net Realized and Unrealized
    Gain/Loss.........................     (.98)    (.43)   (.38)   (.49)     .26
                                        -------   ------   -----   -----   ------
Total from Investment Operations......     (.50)     .12     .20     .08      .82
Less:
  Distributions from and in Excess of
    Net Investment Income.............      .51      .55     .59     .57      .57
  Return of Capital Distributions.....      .01      -0-     -0-     -0-      -0-
                                        -------   ------   -----   -----   ------
Total Distributions...................      .52      .55     .59     .57      .57
                                        -------   ------   -----   -----   ------
NET ASSET VALUE, END OF THE PERIOD....  $  4.20   $ 5.22   $5.65   $6.04   $ 6.53
                                        =======   ======   =====   =====   ======

Total Return (a)......................  -10.06%    2.45%   3.42%    .93%   13.64%
Net Assets at End of the Period (In
  millions)...........................  $  58.7   $ 59.4   $67.3   $55.8   $ 30.8
Ratio of Expenses to Average Net
  Assets (b)..........................    1.82%    1.78%   1.79%   1.79%    1.86%
Ratio of Net Investment Income to
  Average Net Assets (b)..............   10.12%   10.15%   9.87%   8.49%    8.57%
Portfolio Turnover....................      80%      68%     51%     90%      75%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary investment objective. The Fund commenced investment operations on October 2, 1978. The distribution of the Fund's Class B and Class C shares commenced on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2001, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are accreted over the life of the respective security. Premiums are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will increase accumulated distributions in excess of net investment income and decrease unrealized depreciation on securities and therefore will not impact total net assets. As of August 31, 2001, the cumulative effect adjustment to reflect the amortization of premium would be $2,052,793.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2001, the Fund had an accumulated capital loss carryforward for tax

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

purposes of $70,647,293 which expires between August 31, 2003 and August 31, 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

    At August 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $902,864,283, the aggregate gross unrealized appreciation is $21,513,882 and the aggregate gross unrealized depreciation is $235,626,134, resulting in net unrealized depreciation on long- and short-term investments of $214,112,252.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    Permanent book and tax basis differences relating to the return of capital distributions of $1,178,134 and expenses which are not deductible for tax purposes of $36,260 were reclassified from accumulated distributions in excess of net investment income to capital. Additionally, permanent book and tax differences of $699,250 related to consent fee income and net realized foreign currency losses totaling $324,507 were reclassified from accumulated distributions in excess of net investment income to accumulated net realized gain/loss.

F. EXPENSE REDUCTIONS During the year ended August 31, 2001, the Fund's custody fee was reduced by $20,864 as a result of credits earned on cash balances.

G. CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................     .625%
Next $150 million...........................................     .550%
Over $300 million...........................................     .500%

    For the year ended August 31, 2001, the Fund recognized expenses of approximately $36,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services Agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $47,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of Other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 2001, the Fund recognized expenses of approximately $1,066,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $127,978 are included in "Other Assets" on the Statement of Assets and Liabilities at August 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 2001, capital aggregated $702,941,005, $289,139,154 and
$70,083,371 for Classes A, B and C, respectively. For the year ended August 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   39,566,053    $ 183,387,498
  Class B...............................................   25,823,429      121,621,870
  Class C...............................................    7,516,010       35,205,349
                                                          -----------    -------------
Total Sales.............................................   72,905,492    $ 340,214,717
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    6,736,427    $  30,752,478
  Class B...............................................    3,217,974       14,676,957
  Class C...............................................      761,816        3,441,955
                                                          -----------    -------------
Total Dividend Reinvestment.............................   10,716,217    $  48,871,390
                                                          ===========    =============
Repurchases:
  Class A...............................................  (41,661,180)   $(193,713,914)
  Class B...............................................  (21,292,875)     (99,170,760)
  Class C...............................................   (5,683,215)     (26,223,119)
                                                          -----------    -------------
Total Repurchases.......................................  (68,637,270)   $(319,107,793)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    At August 31, 2000, capital aggregated $681,626,644, $251,448,825, and
$57,526,979 for Classes A, B and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   26,793,420    $ 148,906,408
  Class B...............................................   14,987,458       81,925,971
  Class C...............................................    4,670,036       25,379,847
                                                          -----------    -------------
Total Sales.............................................   46,450,914    $ 256,212,226
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,919,292    $  31,780,906
  Class B...............................................    2,611,973       14,226,849
  Class C...............................................      581,316        3,148,537
                                                          -----------    -------------
Total Dividend Reinvestment.............................    9,112,581    $  49,156,292
                                                          ===========    =============
Repurchases:
  Class A...............................................  (30,783,802)   $(170,548,452)
  Class B...............................................  (22,445,680)    (123,101,736)
  Class C...............................................   (5,783,018)    ( 31,518,791)
                                                          -----------    -------------
Total Repurchases.......................................  (59,012,500)   $(325,168,979)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2001 and 2000, 1,820,303 and 3,340,979 Class B Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended August 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $160,700 and CDSC on redeemed shares of Classes B and C of approximately $763,000. Sales charges do not represent expenses of the Fund.

    On October 27, 2000, the Fund acquired all of the assets and liabilities of the Van Kampen High Yield and Total Return Fund (the "VKHYTR Fund") through a tax free reorganization approved by VKHYTR Fund shareholders on October 11, 2000. The Fund issued 1,164,310, 3,514,197 and 907,160 shares of Classes A, B and C valued at $5,670,192, $17,149,280, and $4,399,728, respectively, in exchange for VKHYTR Fund's net assets. The shares of VKHYTR Fund were converted into Fund shares at a ratio of .5025 to 1, .5045 to 1 and .5013 to 1, for Classes A, B and C, respectively. Included in these net assets was a capital loss carryforward of $2,747,360 and deferred wash sale losses of $49,802 which is included in accumulated net realized gain/loss. Net unrealized depreciation of VKHYTR Fund as of October 27, 2000 was $5,150,365. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended August 31, 2001. Combined net assets on the day of reorganization were $721,982,089.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $576,001,711 and $533,150,713, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's Class A shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended August 31, 2001 are payments retained by Van Kampen of approximately $2,168,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $103,800.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the Fund's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD COMMITMENTS Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2001

    The following forward foreign currency contract was outstanding as of August 31, 2001:

                                                                            UNREALIZED
                                                              CURRENT      APPRECIATION/
                                                               VALUE       DEPRECIATION
Long Contracts:
  Euro Currency,
    11,749,320 expiring 09/19/01..........................  $11,775,745       $26,425
                                                                              =======

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended August 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at August 31, 2000..............................     -0-
Futures Opened..............................................     101
Futures Closed..............................................    (101)
                                                                ----
Outstanding at August 31, 2001..............................     -0-
                                                                ====

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Income Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen High Income Corporate Bond Fund (the "Fund"), as of August 31, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Fund for each of the three years in the period ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 9, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For the fiscal year ended August 31, 2001, 2% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
28, 128, 228                                                    Member NASD/SIPC
HYI ANR 10/01                                                   3877J01-AP-10/01